EX- 99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
I, Lloyd A. Wennlund, President/Chief Executive Officer of Northern Funds (the “Registrant”), certify that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended March 31, 2008 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 6, 2008	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Chief Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.

EX- 99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
I, Randal Rein, Assistant Treasurer/Acting Chief Financial and Accounting Officer of Northern Funds (the “Registrant”), certify that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended March 31, 2008 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 6, 2008	/s/ Randal Rein
Randal Rein, Assistant Treasurer
(Acting Chief Financial and Accounting Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.